Acquisitions	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions

3. Acquisitions

EverBank Net Assets

On October 30, 2013, the Company entered into a series of definitive agreements to purchase (1) certain private and GSE-backed MSRs and related servicer advances, (2) sub-servicing rights for forward loans and (3) a default servicing platform from EverBank, collectively referred to as the EverBank net assets. The agreements were structured such that ownership of the MSRs and related servicer advances and the sub-servicing rights for forward loans would transfer to the Company as investor consents were received, and the net assets associated with the default servicing platform would transfer when the data associated with the loans underlying the MSRs were boarded onto the Company’s servicing systems. The addition of EverBank’s default servicing platform and employees to the Company’s existing platform augmented both the Company’s product capabilities and capacity as well as extended its geographic diversity as it continues to execute on the opportunities for growth available in the specialty mortgage sector.

The agreements called for an estimated total purchase price of (i) $83.4 million for the MSRs, less net cash flows received on the underlying loans between October 30, 2013 and the date of legal transfer; (ii) par value of the related servicer advances; and (iii) $1.9 million associated with the default servicing platform. The Company paid $16.7 million of the estimated purchase price on October 30, 2013.

During March 2014, the Company received approvals to transfer MSRs and sub-servicing rights with an unpaid principal balance of approximately $16.5 billion. Accordingly, the Company paid an additional $44.7 million and recorded MSRs at fair value of $58.7 million. During May 2014, the Company completed the transfer of the loans underlying the acquired MSRs onto the Company’s servicing systems and concurrently took possession of the associated servicer advances, resulting in an additional payment by the Company of $123.4 million. The remainder of the purchase price is recorded in payables and accrued liabilities on the consolidated balance sheet and is expected to be paid by the Company in the latter half of 2014. Approvals for certain private investor-backed MSRs have not been received and accordingly, no assets or related revenues and expenses have been recorded with respect thereto.

The Company has accounted for this series of transactions as a business combination in accordance with authoritative accounting guidance upon closing of the default servicing platform which occurred on May 1, 2014. As the acquired assets and assumed liabilities are expected to transfer at several dates, acquired assets and assumed liabilities for approved transactions are recorded on the dates the transfers to the Company occur.

The purchase consideration was allocated to the assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities based on management’s estimates. The table below presents the purchase price allocation of the estimated acquisition date fair values of the assets acquired and the liabilities assumed (in thousands):

Amount
Assets
Servicer and protective advances	$163,160
Servicing rights	58,680
Premises and equipment	1,866

Total assets acquired	223,706

Liabilities
Payables and accrued liabilities	924

Total liabilities assumed	924

Fair value of net assets acquired	$222,782

The EverBank net assets have been allocated to the Servicing segment. Pro forma combined revenues, net income and earnings per share assuming the EverBank net assets acquisition had occurred on January 1, 2013 are not meaningful.

MSR Purchase

On December 10, 2013, the Company entered into an agreement with an affiliate of a national bank to acquire a pool of Fannie Mae MSRs and related servicer advances for an estimated purchase price of $330.0 million for the MSRs, less net cash flows received on the underlying loans between December 10, 2013 and the date of legal transfer. During the three months ended March 31, 2014, the Company closed on the agreement upon receipt of investor approval to transfer servicing, at which time the unpaid principal balance of the loans was $27.6 billion. The Company paid $165.0 million, $73.2 million and $20.0 million of the estimated total purchase price of $330.0 million in December 2013, April 2014, and June 2014 respectively. The remaining purchase price is expected to be paid during the latter half of 2014.

3.	Acquisitions

ResCap Net Assets

On January 31, 2013, the Company (1) acquired the assets and assumed the liabilities relating to all of ResCap’s Fannie Mae MSRs and related servicer advances, and (2) acquired ResCap’s mortgage originations and capital markets platforms for an adjusted purchase price of $479.2 million. At closing, the ResCap Fannie Mae MSRs were associated with loans totaling $42.3 billion in unpaid principal balance. The Company made cash payments of $15.0 million in the fourth quarter of 2012 and $477.0 million on January 31, 2013, which were partially funded with net proceeds from an October 2012 common stock offering and borrowings from the Company’s previously existing first incremental secured credit facility. The total cash paid of $492.0 million is subject to purchase price adjustments, which are currently under discussion by the parties to the agreement. The total cash paid in excess of the adjusted purchase price is refundable to the Company at the end of the adjustment period. The Company has accounted for this transaction as a business combination in accordance with authoritative accounting guidance.

The purchase consideration of $479.2 million was allocated to the assets acquired and liabilities assumed based on management’s estimates of their fair values as of the acquisition date. Measurement period adjustments were recorded during the year ended December 31, 2013 for provisional adjustments to certain assets and liabilities existing at the acquisition date. The table below summarizes the originally reported estimated acquisition date fair values, measurement period adjustments recorded, and the adjusted preliminary purchase price allocation of assets acquired and liabilities assumed (in thousands):

	Originally Reported	Measurement Period Adjustments	Adjusted
Assets
Servicer and protective advances	$186,241	$(11,168)	$175,073
Servicing rights(1)	242,604	—	242,604
Goodwill	52,548	(4,900)	47,648
Intangible assets(1)	8,000	—	8,000
Premises and equipment	18,102	—	18,102

Total assets acquired	507,495	(16,068)	491,427

Liabilities
Payables and accrued liabilities	20,270	(8,031)	12,239

Total liabilities assumed	20,270	(8,031)	12,239

Fair value of net assets acquired	$487,225	$(8,037)	$479,188

(1)	The originally reported amounts for servicing rights and intangible assets were revised during the second quarter of 2013. Refer to the Accounting for Certain Purchased Servicing Rights section of Note 1 for further discussion.

The following table presents the estimate of identifiable intangible assets and capitalized software recognized at acquisition of the ResCap net assets with the corresponding weighted-average amortization periods at the acquisition date (dollars in thousands):

	Estimated Fair Value	Weighted- Average Amortization Period (in years)
Intangible assets — trade name	$8,000	8.0
Capitalized software(1)	17,100	3.0

Total intangible assets and capitalized software	$25,100	4.6

(1)	Capitalized software is included in premises and equipment, net on the consolidated balance sheets.

Servicer and protective advances acquired in connection with the acquisition of the ResCap net assets have a fair value of $175.1 million and gross contractual amounts receivable of $184.3 million, of which $9.2 million is not expected to be collected. The ResCap net assets have been allocated to the Servicing and Originations segments. Goodwill is calculated as the excess of the purchase consideration transferred over the fair value of the identifiable assets acquired less the liabilities assumed. The primary factors that contributed to the recognition of goodwill are the expected future earnings and projections of growth. The goodwill related to the acquisition of the ResCap net assets was allocated to the Originations segment, of which $44.9 million is expected to be tax deductible.

Ally Bank Net Assets

On March 1, 2013, the Company acquired the correspondent lending and wholesale broker businesses of Ally Bank for a cash payment of $0.1 million. The Company has accounted for this transaction as a business combination in accordance with authoritative accounting guidance.

The Company allocated $0.1 million to goodwill, $1.2 million to intangible assets, $0.2 million to premises and equipment, and $1.4 million to payables and accrued liabilities based on preliminary fair values as of the acquisition date. Intangible assets relate to institutional relationships and have a weighted-average amortization period of one year. The Ally Bank net assets, including goodwill, have been allocated to the Originations segment. None of the goodwill recorded is expected to be tax deductible.

The amount of revenues and net income related to the ResCap net assets and Ally Bank net assets included in the Company’s consolidated statements of comprehensive income (loss) from the date of acquisition through December 31, 2013 were $743.5 million and $195.1 million, respectively. During the year ended December 31, 2013, the Company incurred $3.0 million in acquisition-related costs to acquire the ResCap net assets and the Ally Bank net assets, which are included in general and administrative expenses on the consolidated statements of comprehensive income (loss).

MetLife Bank Net Assets

On March 1, 2013, the Company purchased the residential mortgage servicing platform, including certain servicing-related technology assets and the related work force of MetLife Bank, N.A. located in Irving, Texas. The purchase price of $1.0 million was paid in cash. The Company has accounted for this transaction as a business combination in accordance with authoritative accounting guidance.

The Company allocated $0.8 million to goodwill, $0.4 million to premises and equipment, and $0.2 million to payables and accrued liabilities based on preliminary fair values as of the acquisition date. The MetLife Bank net assets, including goodwill, have been allocated to the Servicing segment. All of the goodwill recorded is expected to be tax deductible. During the year ended December 31, 2013, the Company incurred $0.2 million in acquisition-related costs to acquire the MetLife Bank net assets, which are included in general and administrative expenses on the consolidated statements of comprehensive income (loss).

Bank of America Asset Purchase

On January 31, 2013, the Company purchased Fannie Mae MSRs from BOA, or the BOA asset purchase, for total consideration of $495.7 million, all of which was paid as of December 31, 2013. At closing, the Fannie Mae MSRs were associated with loans totaling $84.4 billion in unpaid principal balance. As part of the asset purchase agreement, BOA provided sub-servicing on an interim basis while the loan servicing was transferred in tranches to the Company’s servicing systems. As each tranche was boarded, the Company was also obligated to purchase the related servicer advances associated with the boarded loans. The Company purchased $740.7 million of servicer advances as part of the asset purchase agreement. All servicing transfers were completed by December 2013 and BOA is no longer the sub-servicer.

Reverse Mortgage Solutions, Inc.

On November 1, 2012, the Company acquired all of the outstanding shares of RMS. The table below details the estimated fair value of the consideration transferred in connection with the acquisition of RMS (in thousands, except shares and per share data):

Amount
Cash to owners of RMS(1)	$95,000
Company common stock (891,265 shares at $46.39 per share)(2)	41,346

Total consideration	$136,346

(1)	The cash portion of the acquisition of RMS was funded with proceeds from the issuance of common stock. This amount included $9.0 million in restricted cash that is payable to the sellers of RMS and is recorded in payables and accrued liabilities on the consolidated balance sheet at December 31, 2013.
(2)	The fair value of the $46.39 per share for the 891,265 common shares issued was based on an average of the high and low prices of the Company’s shares on November 1, 2012.

The purchase consideration of $136.3 million was allocated to the assets acquired and liabilities assumed based on management’s estimates of their fair values as of the acquisition date. Measurement period adjustments were recorded during the year ended December 31, 2013 for a curtailment liability existing at the acquisition date. The table below summarizes the originally reported estimated acquisition date fair values, measurement period adjustments recorded, and the adjusted final purchase price allocation of assets acquired and liabilities assumed (in thousands):

	Originally Reported	Measurement Period Adjustments	Adjusted
Assets
Cash	$19,683	$—	$19,683
Restricted cash	1,401	—	1,401
Residential loans	5,331,989	—	5,331,989
Receivables	11,832	—	11,832
Servicer and protective advances	17,615	—	17,615
Servicing rights	15,916	—	15,916
Goodwill	101,199	28,800	129,999
Intangible assets	20,800	—	20,800
Premises and equipment	15,633	—	15,633
Deferred tax asset, net	19,052	17,159	36,211
Other assets	13,245	—	13,245

Total assets acquired	5,568,365	45,959	5,614,324

Liabilities
Payables and accrued liabilities	29,357	45,959	75,316
Debt	148,431	—	148,431
HMBS related obligations	5,254,231	—	5,254,231

Total liabilities assumed	5,432,019	45,959	5,477,978

Fair value of net assets acquired	$136,346	$—	$136,346

The residential loans acquired in connection with the acquisition of RMS consist of reverse loans with a fair value of $5.3 billion and gross contractual amounts receivable of $4.8 billion, all of which is expected to be collected.

The acquisition of RMS resulted in a new reportable segment for the Company, the Reverse Mortgage segment. Goodwill is calculated as the excess of the purchase consideration transferred over the fair value of the identifiable assets acquired less the liabilities assumed. The primary factors that contributed to the recognition of goodwill are the expected future earnings and projections of growth. Goodwill recognized as a result of the acquisition of RMS was allocated to the Reverse Mortgage segment. None of the goodwill is expected to be tax deductible.

The following table presents the estimate of identifiable intangible assets and capitalized software recognized upon the acquisition of RMS with the corresponding weighted-average amortization periods at the acquisition date (dollars in thousands):

	Estimated Fair Value	Weighted- Average Amortization Period (in years)
Intangible assets:
Institutional relationships	$11,900	10.0
Customer relationships	6,700	1.8
Trade name	1,200	4.7
Non-compete agreement	1,000	1.5

Total intangible assets	20,800	6.6
Capitalized software(1)	13,100	4.0

Total intangible assets and capitalized software	$33,900	5.6

(1)	Capitalized software is included in premises and equipment, net on the consolidated balance sheet.

The amount of revenues and net income included in the Company’s consolidated statement of comprehensive income (loss) associated with RMS for the period from the date of acquisition through December 31, 2012 were $13.6 million and $1.9 million, respectively. The Company incurred acquisition-related expenses to acquire RMS of $2.8 million during the year ended December 31, 2012, which are included in general and administrative expenses on the consolidated statements of comprehensive income (loss).

Security One Lending

The assets acquired and liabilities assumed in conjunction with the acquisition of S1L were recorded at their fair values on December 31, 2012. The purchase price consists of $20.0 million in cash paid on December 31, 2012 and contingent earn-out payments to be paid in cash of up to $10.9 million dependent on the achievement of certain designated performance targets over the twelve months following the acquisition. The Company recorded a liability for the contingent earn-out payments of $6.1 million at December 31, 2012 based on the Company’s estimate of the fair value of the contingent earn-out payments at that time. At June 30, 2013, the Company revised its estimate of the fair value of contingent earn-out payments to $10.9 million, the maximum earn-out, based on S1L’s performance during the six months ended June 30, 2013 and recorded losses related to this estimate of $4.8 million during this time period. Other than the payment of $5.0 million made to the prior owners of S1L during the year ended December 31, 2013, no subsequent adjustments to this liability have been made. Contingent earn-out payments of $5.9 million and $6.1 million at December 31, 2013 and 2012, respectively, are included in payables and accrued liabilities on the consolidated balance sheets. The losses on contingent earn-out payments are included in other net fair value gains on the consolidated statements of comprehensive income (loss).

The purchase consideration of $26.1 million was allocated to the assets acquired and liabilities assumed based on their estimated fair values at the acquisition date. An allocation of the purchase price has been made to major categories of assets and liabilities based on management’s estimates.

The table below presents the final purchase price allocation of the estimated acquisition date fair values of the assets acquired and the liabilities assumed (in thousands):

Amount
Assets
Cash and cash equivalents	$6,725
Restricted cash	822
Residential loans	98,441
Receivables	1,179
Servicing rights	378
Goodwill	8,809
Intangible assets	11,000
Premises and equipment	530
Other assets	500

Total assets acquired	128,384

Liabilities
Payables and accrued liabilities	8,252
Debt	89,434
Deferred tax liability, net	4,598

Total liabilities assumed	102,284

Fair value of net assets acquired	$26,100

Residential loans acquired in connection with the acquisition of S1L, which consist primarily of reverse loans, have a fair value of $98.4 million and gross contractual amounts receivable of $89.2 million, all of which is expected to be collected.

S1L is included in the Company’s Reverse Mortgage segment. Goodwill is calculated as the excess of the purchase consideration transferred over the fair value of the identifiable assets acquired less the liabilities assumed. The primary factors that contributed to the recognition of goodwill are the expected future cash flows and projections of growth. Goodwill recognized as part of the S1L acquisition was allocated to the Reverse Mortgage segment. None of the goodwill is expected to be tax deductible. Acquisition-related expenses to acquire S1L were insignificant.

The following table presents the estimate of identifiable intangible assets recognized upon the acquisition of S1L with the corresponding weighted-average amortization periods at the acquisition date (dollars in thousands):

	Estimated Fair Value	Weighted- Average Amortization Period (in years)
Intangible assets:
Licenses	$5,000	25.0
Institutional relationships	4,700	1.6
Trademarks and trade name	800	4.4
Non-compete agreement	500	1.8

Total intangible assets	$11,000	12.4

Green Tree

On July 1, 2011, the Company acquired all of the outstanding membership interests of Green Tree for total consideration of $1.1 billion. The purchase price for the acquisition includes a cash payment of $737.8 million, $274.8 million to settle Green Tree secured debt, and $40.2 million in shares of the Company’s stock. The cash payment included $5.0 million at December 31, 2013 and 2012 of restricted cash that was payable to the sellers of Green Tree and is recognized in payables and accrued liabilities in the consolidated balance sheets. The Company acquired $2.2 billion in assets and assumed $1.2 billion in liabilities in connection with the acquisition. The Company recognized a contingent liability related to Green Tree’s mandatory obligation to repurchase loans at par from an investor when loans become 90 days past due. In addition, the Company recognized a contingent liability related to payments for certain professional fees that it will be required to make over the remaining life of various securitizations. Refer to Note 27 for more information regarding these contingent liabilities.

The amount of Green Tree’s revenues and net income included in the Company’s consolidated statements of comprehensive income (loss) for the period from the date of acquisition through December 31, 2011 were $216.8 million and $24.2 million, respectively. The Company incurred $12.9 million of transaction-related expenses to acquire Green Tree during the year ended December 31, 2011, which are included in general and administrative expenses in the consolidated statements of comprehensive income (loss).

Pro Forma Financial Information

The following table presents the pro forma combined revenues and net income as if the ResCap net assets and the Ally Bank net assets had been acquired on January 1, 2012 and RMS and S1L on January 1, 2011 (in thousands, except per share data):

	For the Years Ended December 31,
	2013	2012
Revenues	$1,842,699	$953,624
Net income (loss)	259,281	(49,205)
Net income (loss) per share — basic	7.01	(1.33)
Net income (loss) per share — diluted	6.88	(1.33)

The unaudited pro forma financial information is not indicative of the results of operations that would have been achieved if the acquisitions of RMS, S1L, the ResCap net assets, and the Ally Bank net assets, or the Acquisitions, had taken place on the dates indicated above. The amounts have been calculated to reflect additional fair value adjustments, depreciation and amortization that would have been incurred assuming the Acquisitions had occurred on the dates indicated above together with the consequential tax effects. The pro forma adjustments also include interest expense on debt issued to consummate the acquisition of the ResCap net assets. The pro forma financial information excludes costs incurred that were directly attributable to the Acquisitions and that do not have a continuing impact on the combined operating results.